SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 30, 2007

ZAPATA CORPORATION

(Exact Name of Registrant as Specified in Its Charter)
Nevada

(State or Other Jurisdiction of Incorporation)

1-4219	74-1339132

(Commission File Number)	(IRS Employer Identification No.)

100 Meridian Centre, Suite 350, Rochester, New York	14618

(Address of Principal Executive Offices)	(Zip Code)
(585) 242-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Section 5 — Corporate Governance and Management

Item 5.03	Amendment to Articles of Incorporation or By-Laws; Change in Fiscal Year.
     The Board of Directors of Zapata Corporation (“Zapata” or the “Company”) has approved amendments to Article V, Sections 1, 4 and 5 of the Company’s By-Laws effective as of May 30, 2007. Effective January 1, 2008, companies listed on the New York Stock Exchange are required to be eligible to participate in the Direct Registration System administered by the Depository Trust Company. The Direct Registration System is a method of recording registered share ownership in book entry form without the need for physical paper certificates. The amendments to Company’s By-Laws permit shares of the Company’s stock to be certificated or uncertificated and are intended to make the Company eligible to participate in the New York Stock Exchange’s Direct Registration System.
     The text of the previous Article V, Sections 1, 4 and 5 and the text of the amended Article V, Sections 1, 4 and 5 of the Company’s By-Laws are attached to this report as Exhibit 3.
Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits
     (c) Exhibits

Exhibit No.	Description
Exhibit 3	Text of Previous Article V, Sections 1, 4 and 5 and Text of Amended Article V, Sections 1, 4 and 5

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAPATA CORPORATION
Date: June 5, 2007	By:	/s/ Leonard DiSalvo
		Name:	Leonard DiSalvo
		Title:	Vice President - Finance and CFO

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 3	Text of Previous Article V, Sections 1, 4 and 5 and Text of Amended Article V, Sections 1, 4 and 5